EXHIBIT 1

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                     As of December 31, 2000

Entergy Corporation
     Entergy Enterprises, Inc. (LA) (100%) (an authorized
       subsidiary)
     Entergy Retail Holdings, Inc. (100%)(DE)(a new subsidiary)
       Entergy Retail Texas, Inc. (100%)(TX)(a new subsidiary)
         Entergy Solutions Ltd (formerly Entergy Retail Texas LP-
           A) (1%)(TX)(an energy-related company)
         Entergy Retail Texas LP-B (1%)(TX)(a new subsidiary)
       Entergy Solutions Ltd (formerly Entergy Retail Texas LP-
         A) (99%)(TX)(an energy-related company)
       Entergy Retail Texas LP-B (99%)(TX)(a new subsidiary)
       Entergy Retail Louisiana LLC-A (90%)(DE)(a new subsidiary)
         Entergy Retail Louisiana LLC-B (10%)(DE)(a new
           subsidiary)
         Entergy Retail Louisiana Management Services LLC-
           A (50%)(LA)(a new subsidiary)
       Entergy Retail Louisiana LLC-B (90%)(DE)(a new subsidiary)
         Entergy Retail Louisiana LLC-A (10%)(DE)(a new
          subsidiary)
         Entergy Retail Louisiana Management Services LLC-A
          (50%)(LA)(a new subsidiary)
     Entergy Ventures Holding Company, Inc. (DE)(100%)(a new
         subsidiary)
       Entergy MHK Investments LLC (DE)(100%)(a new
         subsidiary)
       Entergy Commerce, Inc. (DE)(100%)(a new subsidiary)
         Entergy MHK Retail LLC (DE)(100%)(an exempt
           telecommunications company)
     Entergy Resources, Inc. (100%)(DE)(a new subsidiary)
     Entergy Operations Services, Inc. (100%) (an O&M subsidiary)
     Entergy Power Gas Holdings Corporation (100%)(DE)(an energy-
        related company)
       Entergy Power Gas Operations Corporation (80%)(DE) (an
        energy-related company)
         Highland Energy Company (75%)(TX)(an energy-
          related company)
     Entergy Procurement Exchange Holding Corporation (100%)
         (DE) (a new subsidiary)
       Pantellos Corporation (5%) (an exempt telecommunications
        company)
     Entergy Power Generation Corp. (DE) (100%) (EWG)
       EAL Power Generation, LLC (50%)(a new subsidiary)
       Entergy Power Warren Corporation I (DE)(100%)(a new
        subsidiary)
         Warren Power, LLC (MS)(100%)(a new subsidiary)
       Entergy Power Crete Corporation (DE)(100%)(a new
          subsidiary)
         Crete Turbine Holdings, LLC (DE)(50%)(a new
            subsidiary)
         Crete Energy Ventures, LLC (DE)(50%)(a new
            subsidary)
     Entergy Power, Inc. (DE) (100%) (an authorized subsidiary)
     Entergy Power Marketing Corp. (DE) (100%) (an energy-related company)
     Entergy Holdings Inc. (100%) (an energy-related company)
       Entergy Business Solutions LLC (100%)(an energy-related
          company)
       Entergy Thermal LLC (100%)(an energy-related company)
     Entergy Nuclear, Inc. (100%) (an O&M subsidiary)
       TLG Services, Inc. (100%)(an energy-related company)
     Entergy Nuclear Holding Company #1 (100%) (an EWG)
       Entergy Nuclear Generation Corporation (DE)(100%) (an EWG)
       Entergy Nuclear New York Investment Company I
          (DE)(100%) (an EWG)
         Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an
              EWG)
         Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
         Entergy Nuclear Ninemile LLC (DE) (50%)(a new
            subsidiary)
       Entergy Nuclear New York Investment Company II
           (DE)(100%)(an EWG)
         Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG)
         Entergy Nuclear Fitzpatrick LLC (DE)(50%)(an EWG)
         Entergy Nuclear Ninemile LLC (DE) (50%)(a new subsidiary)
     Entergy Nuclear Holding Company #2 (100%)(DE)(a new
        subsidiary)
       Entergy Nuclear Operations, Inc.(100%)DE)(an O&M
          subsidiary)
       Entergy Nuclear Fuels Company (100%)(DE)(an O&M
          subsidiary)
     Entergy Nuclear Holding Company (100%)(a new subsidiary)
     Entergy Nuclear Holding Company #3 (100%)(a new subsidiary)
       Entergy Nuclear New York Investment Company III (100%)(a
          new subsidiary)
         Entergy Nuclear IP2 LLC (100%)(a new subsidiary)
     Entergy Technology Holding Company (100%) (ETC)
       Entergy Technology Company (100%) (ETC)
     Entergy International Holdings Ltd., LLC (DE) (100%)
         (FUCO)
       Entergy Global Investments, Inc. (100%) (AR) (a new
          subsidiary)
         Entergy Power Development Corporation (DE) (15%)
           (FUCO)
         Entergy Power Generation Corp. (DE)(non-voting
           common stock)(EWG)
         EWO Marketing Holding, Inc. (DE)(100%)(a new subsidiary)
           EWO GP LLC (DE)(an energy-related company)
            EWO Marketing, LLC (DE)(an energy-related company)
       Entergy International Ltd., LLC (100%) (FUCO)
         Entergy International Investment No. 2 LLC (100%)
           Entergy UK Holdings, Ltd (100%)
                Entergy UK Ltd (100%)
                     Entergy UK Enterprises Ltd (100%) (FUCO)
                          EWO Holdings Inc. (33%)(DE)(FUCO)
         Entergy US DB IV LLC (100%)
           Entergy AUS Debt 2 (100%)
             Entergy Victoria, Inc. (311,584 shares)
         Entergy US DB I LLC (100%)
                ENT AUS Debt 1(100%)(FUCO)
     Entergy Global Power Operations Corporation (DE)(100 %)(an O&M
                subsidiary)
       Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M
               subsidiary)
       Entergy Power Operations Corporation (DE)(100%)(FUCO)
         Entergy Power Operations Damhead Creek Limited
           Partnership (UK)(99%)(FUCO)
         Entergy Power Operations Damhead Creek Corporation
           (DE)(100%)(FUCO)
           Entergy Power Operations Damhead Creek Limited
             Partnership (UK)(1%)(FUCO)
         Entergy Power Operations Holdings Ltd. (Cayman)
                (100%)(FUCO)
           Entergy Power Operations UK Limited (UK)(100%)(FUCO)
           Entergy Power Operations Pakistan LDC
             (Cayman)(95%)(FUCO)
     Entergy Power Development Corporation (DE) (85%) (FUCO)
       Entergy Power Operations Pakistan LDC (Cayman) (5%) (FUCO)
       Entergy Global Trading Holdings, Ltd. (Cayman) (100%)
         EGT Holding, Ltd. (Cayman) (100%)
           Entergy Trading & Marketing Ltd. (United
              Kingdom)(100%)
       Entergy Pakistan, Ltd. (DE) (100%) (FUCO)
         Hub Power Co., Ltd. (Pakistan) (<5%) (FUCO)
         Entergy Power Liberty, Ltd. (Mauritius) (100%) (FUCO)
       Entergy Power Asia, Ltd. (Cayman) (100%) (EWG)
       Entergy Power Saltend Holding, Ltd. (Cayman) (100%) (FUCO)
         Entergy Power Saltend, Ltd. (Cayman) (100%) (FUCO)
           Saltend Cogeneration Company, Ltd. (United
               Kingdom) (100%) (FUCO)
         Entergy Power Europe Holding, Ltd. (Cayman) (100%)
            (FUCO)
       Entergy Power Damhead Creek Holding 1, Ltd. (Cayman)
          (100%) (FUCO)
         Entergy Power Damhead Creek Holding II, Ltd.
            (Cayman) (99.99%) (FUCO)
           Entergy Power Damhead Creek Holding III, Ltd.
              (Cayman) (100%) (FUCO)
             Damhead Creek Holding, Ltd.
                (United Kingdom) (100%) (FUCO)
               Damhead Creek, Ltd. (United Kingdom) (100%) (FUCO)
                 Damhead Creek Finance, Ltd. (Cayman) (100%) (FUCO)
       Entergy Power Investment Holdings Corporation (DE)
             (100%)(FUCO)
         Entergy Power Damhead Finco., LLC (Delaware) (1%) (FUCO)
       Entergy Power Damhead Finco., LLC (Delaware) (99%) (FUCO)
         Entergy Power Damhead Finco. 1 (Cayman) (100%) (FUCO)
           Damhead Finance LDC (Cayman) (fka Entergy Power Damhead
              Cayman 1 LDC) (1%) (FUCO)
             Damhead Finance (Netherlands Antilles) N.V. (99%) (FUCO)
               Damhead Finance (Netherlands) B.V. (99%) (FUCO)
           Damhead Finance (Netherlands Antilles) N.V. (1%) (FUCO)
           Damhead Finance (Netherlands) B.V. (1%) (FUCO)
         Entergy Power Damhead Finco. 2 (Cayman) (100%) (FUCO)
           Damhead Finance LDC (Cayman) (fka Entergy Power Damhead
              Cayman 1 LDC) (99%) (FUCO)
             Damhead Finance (Netherlands Antilles) N.V. (99%) (FUCO)
               Damhead Finance (Netherlands) B.V. (99%) (FUCO)
       Entergy S.A. (Argentina) (100%) (FUCO)
         Central Costanera S.A. (Argentina) (6%) (FUCO)
           Central Thermoelectric Buenos Aires, S.A. (Argentina) (3%) (FUCO) Entergy Power CBA Holding, Ltd. (Bermuda) (100%) (FUCO)
         Central Thermoelectric Buenos Aires, S.A.
          (Argentina) (Indirect 7.8%) (FUCO)
       EWO Holdings Inc. (Delaware) (67%) (FUCO)
         Latin America Holding I, Ltd (Cayman)(100%)(a new
          subsidiary)
         Latin America Holding II, Ltd (Cayman)(100%)(a new
          subsidiary)
         Entergy Power Chile, S.A. (Chile) (100%) (FUCO)
           Inversiones Electricas Quillota S.A. (Chile)
              (50%) (FUCO)
             Compania Electrica San Isidro S.A. (Chile) (50%) (FUCO)
       EP Edegel, Inc. (Delaware) (100%) (FUCO)
         Entergy Power Peru S.A. (Peru) (100%) (FUCO)
           Generandes Peru S.A. (Peru) (33%) (FUCO)
              Edegel S.A. (Peru) (60%) (FUCO)
       Entergy Power Maritza Holding, Inc. (DE)(100%)(a new
        subsidiary)
         Entergy Power Maritza Holding I, Ltd. (Cayman)(100%)(a new
            subsidiary)
           Entergy Power Maritza Holding, Limited (Cyprus)(50%)(a new
               subsidiary)
         Entergy Power Maritza Holding II, Inc. (Cayman)(100%)(a new
             subsidiary)
           Entergy Power Maritza Holding, Limited (Cyprus)(50%)(a new
             subsidiary)
     Entergy Power Holdings USA Corporation (DE)(100%)(an
          energy related company)
       Entergy Turbine Holding QF LLC (100%) (DE)(a new
           subsidiary)
         Entergy Turbine Holding Louisiana, LLC (100%)(DE)(a new
            subsidiary)
       Entergy Power RS Corporation (DE)(100%)(an energy
          related company)
         RS Cogen, LLC (LA)(50%) (a qualifying cogeneration
           facility under PURPA)
     Entergy Power E&C Corporation (100%)(a new subsidiary)
       Entergy Power E&C Holdings, LLC (100%)(a new subsidiary)
         EntergyShaw LLC (50%)(an O&M subsidiary)
     Entergy Power International Holdings Corporation (DE)(100)(a new subsidiary)